Exhibit 99.2

REVISED*

DERIVED INFORMATION - REVISED

$480,000,000 Certificates (approximate)
Centex Home Equity Loan Trust 2001-B

Centex Home Equity Corporation (Originator & SERVICER)
CHEC Funding, LLC (Depositor)

*See the following revised pages:
Stated Final Maturity for Class A-5 Through Class B Certificates
Definition of Class Interest Carryover Shortfall, Net Rate Cap Carryover, Class A-7 Index Interest Carryover and the Related distribution priorities

$480,000,000 (approximate) Asset Backed Certificates Series 2001-B

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                                         TO MATURITY
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                                                              Est.
                                                      Est.    Prin.      Expected   Stated       Expected
            Approx.                          Tsy.     WAL     Window       Final     Final       Ratings
Class     Size (1)(2)   Group     Type       BMark    (yrs)    (mos)      Maturity  Maturity   (Moody's/Fitch)
-------- -------------- ------ ------------ -------- -------- --------- ---------- ---------- ---------------
A-1      $134,074,000     I      Fxd - Seq   EDSF      0.90     1 -  19   01/2003   11/2016      Aaa/AAA
A-2       $57,096,000     I      Fxd - Seq   Swaps     2.00    19 -  28   10/2003   10/2022      Aaa/AAA
A-3       $59,251,000     I      Fxd - Seq   Swaps     3.00    28 -  47   05/2005   11/2027      Aaa/AAA
A-4       $39,093,000     I      Fxd - Seq   Swaps     5.03    47 -  78   12/2007   02/2030      Aaa/AAA
A-5       $28,871,000     I      Fxd - Seq   Swaps     8.19    78 - 115   01/2011   07/2032      Aaa/AAA
A-6       $35,376,000     I      Fxd - NAS   Swaps     6.36    39 - 113   11/2010   07/2032      Aaa/AAA
A-7       $56,639,000    II      Flt - PT    1m LI     2.87     1 - 115   01/2011   07/2032      Aaa/AAA
M-1       $28,800,000  I & II    Fxd - Mezz  Curve     6.30    37 - 126   12/2011   07/2032       Aa2/AA
M-2       $21,600,000  I & II    Fxd - Mezz  Curve     6.59    37 - 136   10/2012   07/2032        A2/A
B         $19,200,000  I & II    Fxd - Sub   Curve     6.86    37 - 147   09/2013   07/2032      Baa2/BBB
-------- ------------- ------  ------------ -------- -------- --------- ---------- ---------- ---------------

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                                   TO 20% OPTIONAL TERMINATION
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                                                              Est.
                                                      Est.    Prin.      Expected   Stated       Expected
            Approx.                          Tsy.     WAL     Window       Final     Final       Ratings
Class     Size (1)(2)   Group     Type       BMark    (yrs)    (mos)      Maturity  Maturity   (Moody's/Fitch)
-------- -------------- ------ ------------ -------- -------- --------- ---------- ---------- ---------------
  A-4     $39,093,000     I      Fxd - Seq   Swaps     5.00    47 - 72    06/2007   02/2030      Aaa/AAA
  A-5     $28,871,000     I      Fxd - Seq   Swaps     6.03      72       06/2007   07/2032      Aaa/AAA
  A-6     $35,376,000     I      Fxd - NAS   Swaps     5.57    39 - 72    06/2007   07/2032      Aaa/AAA
  A-7     $56,639,000    II      Flt - PT    1m LI     2.65     1 - 72    06/2007   07/2032      Aaa/AAA
  M-1     $28,800,000  I & II    Fxd - Mezz  Curve     4.94    37 - 72    06/2007   07/2032      Aa2/AA
  M-2     $21,600,000  I & II    Fxd - Mezz  Curve     4.93    37 - 72    06/2007   07/2032       A2/A
   B      $19,200,000  I & II    Fxd - Sub   Curve     4.93    37 - 72    06/2007   07/2032     Baa2/BBB
-------- ------------- ------  ------------ -------- -------- --------- ---------- ---------- ---------------

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                                               PRICING SPEED
----------------------- -------------------------------------------------------------------------------------

GROUP I                 115% PPC

                        100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

GROUP II                28% CPR
----------------------- -------------------------------------------------------------------------------------

(1)      Bond sizes are subject to a variance of + / - 5%
(2)      Bond sizes are subject to final rating agency approval

Preliminary Summary of Terms

Transaction:	Centex Home Equity Loan Trust 2001-B Asset-Backed Certificates, Series 2001-B

Certificates Offered:	$423,361,000 Fixed Rate Certificates $56,639,000 Floating Rate Certificates (both subject to a variance of 5%)

Depositor:	CHEC Funding, LLC

Originator and Servicer:	Centex Home Equity Corporation

Sellers:	Centex Credit Corporation d/b/a Centex Home Equity Corporation Harwood Street Funding II, LLC

Trustee/Custodian:	Bank One, National Association

Certificate Ratings:	Moody's Investor Services, Inc. and Fitch, Inc.

Underwriters:	Lehman Brothers (lead) Banc of America (co-manager) Credit Suisse First Boston (co-manager) Salomon Smith Barney (co-manager)

Expected Pricing Date:	The week of June 4, 2001

Expected Settlement Date:	June 15, 2001

Distribution Date:	25th of each month, or the next succeeding Business Day (First Payment Date: July 25, 2001)

Cut-Off Date:	June 1, 2001

Statistical Calculation Date:	May 15, 2001

Delay Days:	24 days on Class A-1 through A-6, Class M-1, Class M-2 and Class B Certificates 0 days on Class A-7 Certificates

Day Count:	30/360 on Class A-1 through A-6, Class M-1, Class M-2, and Class B Certificates Act/360 on Class A-7 Certificates

Accrued Interest:	Class A-1 through A-6, Class M-1, Class M-2 and Class B Certificates settle with accrued interest from June 1, 2001 Class A-7 Certificates settle flat (no accrued interest)

Interest Accrual Period:	With respect to the Class A-1 through A-6, Class M-1, Class M-2 and Class B Certificates, interest accrues during the month preceding the current Distribution Date

With respect to the Class A-7 Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date

Clearing:	DTC, Euroclear or Cedel

SMMEA Eligibility:	Class A-1 through A-7, Class M-1, Class M-2 and Class B Certificates will not be SMMEA eligible

ERISA Eligibility:	All Certificates are expected to be ERISA eligible

Tax Status:	REMIC for Federal income tax purposes

Certificate Ratings:	The Certificates are expected to receive the following ratings from Moody's Investors Service, Inc. and Fitch, Inc.

Class A-1 A-2 A-3 A-4 A-5 A-6 A-7 M-1 M-2 B	Moody's Aaa Aaa Aaa Aaa Aaa Aaa Aaa Aa2 A2 Baa2	Fitch AAA AAA AAA AAA AAA AAA AAA AA A BBB

Limited Repurchase Option:	At closing, the transaction will contain 50 lower-tier REMICs, each of which will contain approximately 2% of the outstanding principal balance of the loans. The Seller will have the right to repurchase all the loans that comprise a SINGLE lower-tier REMIC on any Distribution Date. Upon the exercise of such repurchase option, the Seller will pay a price equivalent to the outstanding principal balance of the loans that comprise the related lower-tier REMIC plus any accrued interest due thereon. In addition, the Seller will deposit the equivalent of 4% of the unpaid principal balance of such repurchased loans in a separate trust account. The 4% "premium amount" will be distributed to holders of the Certificates on a pro rata basis, based upon their outstanding balance. Once the Seller exercises such repurchase option with respect to a single lower-tier REMIC, the Seller's option to exercise such right with respect to any other lower-tier REMIC expires.

Optional Termination:	The entire transaction is eligible for call when the combined outstanding principal balance of the Group I and Group II mortgage loans reaches 20% of the Cut-Off Date principal balance of such loans.

Auction Sale:	If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust. The amounts received from the Auction Sale must be sufficient to pay the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances and delinquency advances, any delinquency advances the Servicer has failed to remit and other amounts as described in the prospectus supplement, other than LIBOR carryover.

Step-up Coupon:	If the Optional Termination is not exercised, the certificate rate on the Class A-5 Certificates and the Subordinate Certificates will increase by 0.50% and the margin on the Floating Rate Certificates will double.

"Full Turbo":	In addition, beginning on the third Distribution Date after the Optional Termination could have been exercised, amounts that otherwise would have been paid to the residual will be applied as principal to pay the Certificates in the following order of priority: (1) on a pro rata basis, according to outstanding principal balance, amongst the Group I and Group II Certificates until each group of certificates is reduced to zero, (a) to the Class A-6 Certificates, their pro rata portion of allocable Group I principal in accordance with the Class A-6 Lockout Percentage until the class's principal balance is reduced to zero (b) sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in that order, until each class principal balance is reduced to zero, (2) sequentially to the Subordinate Certificates until each class principal balance is reduced to zero.

Credit Enhancement:	•	Excess Interest

•	Initially, the overcollateralization amount will equal zero and will build to 2.00% of the original collateral balance beginning on the fifth Distribution Date via the application of excess interest; the overcollateralization level may stepdown over time(3)

•	Subordination of the Class M-1, M-2 and B Certificates

•	Cross-collateralization: excess interest from one loan group will be available to fund interest shortfalls, cover losses and build overcollateralization for the benefit of the other loan group

(3)	The level of overcollateralization is subject to final rating agency approval

Credit Enhancement Percentages:	Target Percentages	Stepdown Percentages
Tranche Senior Class M-1 Class M-2 Class B	Percent 16.50% 10.50% 6.00% 2.00%	Tranche Senior Class M-1 Class M-2 Class B	Percent 33.00% 21.00% 12.00% 4.00%

On any Distribution Date, the Senior Enhancement Percentage will equal (i) the sum of (a) the principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount, divided by (ii) the outstanding collateral balance.

Senior Certificates:	Class A-1 through Class A-7 Certificates

Group I Certificates:	Class A-1 through Class A-6 Certificates (backed primarily by the fixed rate loans)

Group II Certificates:	Class A-7 Certificates (backed primarily by the adjustable rate loans)

Subordinate Certificates:	Class M-1, Class M-2 and Class B Certificates

Fixed Rate Certificates:	Class A-1 through Class A-6, Class M-1, Class M-2 and Class B Certificates

Floating Rate Certificates:	Class A-7 Certificates

Due Period:	The calendar month preceding the calendar month in which the related Distribution Date occurs.

Principal Distribution Amount:	On any Distribution Date, the lesser of (i) aggregate outstanding certificate principal balance and (ii) aggregate principal collections on the loans minus any excess OC amount plus the Subordination Increase Amount.

Senior Principal Distribution Amount:	Prior to the Stepdown Date or while a Delinquency Trigger Event is in effect, the Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

On or after the Stepdown Date assuming the Delinquency Trigger Event is not in effect, the Senior Principal Distribution Amount will equal the lesser of (i) the Principal Distribution Amount and (ii) the excess of the outstanding balance of the Senior Certificates over the lesser of (a) 67% times the outstanding collateral balance and (b) the outstanding collateral balance minus the OC Floor amount.

The remaining principal amount, if any, will be allocated to the Subordinate Certificates to maintain their respective Stepdown Percentages.

Group II Principal Distribution Amount:	On any Distribution Date, the Group II Certificates will receive the greater of (i) the Floating Allocation Percentage of the Senior Principal Distribution Amount, and (ii) the Group II Parity Amount, such amount being the "Group II Principal Distribution Amount".

The Floating Allocation Percentage is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction equal to the outstanding balance of the adjustable rate loans over the aggregate outstanding collateral balance.

The Group II Parity Amount equals the greater of (i) zero, and (ii) the difference between (a) the principal balance of the Group II Certificates as of the preceding Distribution Date and (b) the adjustable rate collateral balance at the end of the related Due Period.

Group I Principal Distribution Amount:	On any Distribution Date, the Group I Certificates will receive the excess of (i) the Senior Principal Distribution Amount over (ii) the Group II Principal Distribution Amount.

The Group I Certificates will be paid in the following order of priority: (i) first, the Class A-6 Certificates will receive the Class A-6 Principal Distribution Amount, (ii) then, the Class A-1 through Class A-6 Certificates will receive principal sequentially.

The Class A-6 Principal Distribution Amount is equal to the Class A-6 Lockout Percentage multiplied by the Class A-6 pro-rata allocation of the Group I Principal Distribution Amount. The Class A-6 Lockout Percentage is equal to the following:

Ditribution Dates 1 - 36 37 - 60 61 - 72 73 - 84 85 and thereafter	Class A-6 Lockout Percentage 0% 45% 80% 100% 300%

Fixed Rate Interest Rate Cap:	The Class A-5, M-1, M-2 and B Certificates will be subject to a net WAC cap equal to the lesser of (a) the weighted average loan rate of the fixed rate loans or (b) the weighted average loan rate of the aggregate loans, in each case, less the servicing fee and trustee fee.

Available Funds Cap:	The Class A-7 certificate rate adjusts monthly and is equal to the lesser of (a) one month LIBOR + the applicable margin (the Formula Rate) and (b) the Available Funds Cap. The Available Funds Cap will equal the product of (i) the weighted average loan rate of the adjustable rate loans less the servicing fee and trustee fee and (ii) 30 divided by the number of days in the related Due Period.

Class Interest Carryover Shortfall:	As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the related class monthly interest amount (the amount to which the class is entitled in the absence of any shortfall) for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Dates plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

Net Rate Cap Carryover:	As to any Distribution Date and the Class A-5, Class M-1, Class M-2 and Class B Certificates, the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Fixed Rate Interest Rate Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any Net Rate Cap Carryover remaining unpaid from prior Distribution Dates and (c) 30 days' interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Fixed Rate Interest Rate Cap.

Overcollateralization:	At closing, the overcollateralization amount will equal zero. Beginning on the fifth Distribution Date, excess interest will be applied as a form of principal payment to achieve a target overcollateralization amount equal to 2.00% of the Cut-Off Date outstanding collateral balance. The target overcollateralization amount will be maintained through and including the month prior to the Stepdown Date.

After the Stepdown Date, the target overcollateralization amount, subject to an OC Floor will equal (1) the lesser of (a) 2.00% of the Cut-Off Date collateral balance and (b) 4.00% of the ending collateral balance as of the related Due Period.(3)

(3) The level of overcollateralization is subject to final rating agency approval.

Subordination Increase Amount:	The lesser of (i) the target overcollateralization amount minus the actual overcollateralization amount and (ii) excess interest that can be applied to repay the outstanding Certificate principal balance.

OC Floor:	0.50% of the Cut-Off Date collateral balance

Stepdown Date:	The 37th Distribution Date

OC Spread Holiday:	The overcollateralization amount will equal zero at closing through and including the fourth Distribution Date. During the four month OC Spread Holiday, excess interest will be subordinated to cover losses, but otherwise will not be applied to repay the outstanding Certificate principal balance and will instead flow to the holder of the residual interest.

Delinquency Advances:	The Servicer will advance unpaid interest to the trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.

Servicing Advances:	The Servicer will pay all out of pocket costs related to its obligations, including, but not limited to: (a) expenses in connection with foreclosed home prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.

Compensating Interest:	The Servicer will be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment and has rights to reimbursement from all Home Equity Loans of the related Home Equity Loan group to the extent funds are available after making other required distributions on the related Distribution Date.

Delinquency Trigger Event:	Occurs if the three-month rolling average of all loans that are 60+ days delinquent exceeds 50% of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.

If the delinquency trigger is violated, the overcollateralization amount will not be allowed to step down. Upon curing the delinquency trigger, the overcollateralization will be allowed to step down.

Distributions:	A. Funds received with respect to Home Equity Loan Group I will be applied as follows:

1. To the Trustee, the Trustee Fee for the related Group and Distribution Date;

2. To the Group I Certificates, pro rata without priority, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;

3. The remaining amounts pursuant to clause C. below.

B. Funds received with respect to Home Equity Loan Group II will be applied as follows:

1. To the Trustee, the Trustee Fee for the related Group and Distribution Date;

2. To the Group II Certificates, pro rata, to pay accrued interest and Class Interest Carryover Shortfalls for such Distribution Date;

3. The remaining amounts pursuant to clause C. below.

C. The remaining amounts not applied pursuant to A. or B. above will be applied as follows:

1. Concurrently, to the Senior Certificates in both certificate groups, interest to the extent not paid pursuant to clauses A. and B. above on the applicable Distribution Date.

2. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, in that order, accrued interest for the applicable Distribution Date.

3. To the Senior Certificates, the Senior Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

     (i) To the Group I Certificates, the Group I Principal Distribution Amount in the following order of priority:

           (a) to the Class A-6 Certificates, an amount equal to the Class A-6 Principal Distribution Amount; and

           (b) sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, in that order, until the respective Class Principal Balances of such Certificates have been reduced to zero.

     (ii) To the Group II Certificates, the Group II Principal Distribution Amount until the principal balance of such Certificates has been reduced to zero.

5. To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

6. To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

7. To the Class B Certificates, the Class B Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount.

8. To the Certificates, the Subordination Increase Amount for the applicable Distribution Date, allocated in the manner and order of priority set forth in clauses 3, 4, 5 and 6 of clause C, above.

9. To the Class M-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

10. To the Class M-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

11. To the Class B Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

12. To the Interest Index Carryover Fund and the Net Rate Cap Carryover Fund for subsequent distribution in accordance with priorities 12 and 13.

13. To the Class A-7 Certificates, a payment to the extent of any unpaid Class A-7 Interest Index Carryover from the Interest Index Carryover Fund.

14. Sequentially, (a) to the Class A-5 and (b) sequentially, to the Class M-1, Class M-2 and Class B Certificates, in that order, the related Net Rate Cap Carryover from the Net Rate Cap Carryover Fund.

15. To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses A.1 and B.1 above.

16. To the Servicer to the extent of any unreimbursed Delinquency Advances , unreimbursed Servicing Advances and unreimbursed compensating interest.

17. To the holder of the residual interest, any remaining amount.

Class M-1 Principal Distribution Amount:	(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Delinquency Trigger is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Delinquency Trigger is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1 Certificates over (ii) the lesser of (a) 79% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution Amount:	(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Delinquency Trigger is in effect, zero if any of the Senior and Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior and Class M-1 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Delinquency Trigger is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-2 Certificates over (ii) the lesser of (a) 88% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class B Principal Distribution Amount:	(i) Prior to the Step down Date and on any Distribution Date thereafter on which the Delinquency Trigger is in effect, zero if any of the Senior, Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Delinquency Trigger is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2 Certificates after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class B Certificates and (ii) the lesser of (a) 96% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class Principal Carryover Shortfall:	As to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the class principal balance of that class of Subordinate Certificates on the applicable Distribution Date and (y) the amount of any such reductions on prior Distribution Dates over (2) the amount distributed in respect of the Class Principal Carryover Shortfall to such class on prior Distribution Dates.

Class A-7 Interest Index Carryover:	As to the Class A-7 Certificates and any Distribution Date, the sum of (1) the excess, if any, of the amount payable under the Formula Rate over the class monthly interest amount for the related Distribution Date, (2) any Class A-7 Interest Index Carryover remaining unpaid from prior Distribution Dates and (3) 30 days interest on the amount in clause (2) calculated at the Formula Rate without regard to the Available Funds Cap.

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                     CLASS A-7 AVAILABLE FUNDS CAP SCHEDULE
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                    Available                          Available
     Period         Funds Cap*          Period         Funds Cap*
       1              7.19                31             12.70
       2              9.28                32             12.70
       3              9.28                33             13.58
       4              9.65                34             12.89
       5              9.42                35             13.66
       6              9.86                36             13.67
       7              9.54                37             14.13
       8              9.54                38             13.67
       9             10.56                39             13.67
      10              9.60                40             14.31
      11             10.00                41             14.18
      12              9.79                42             15.12
      13             10.12                43             14.64
      14              9.79                44             14.64
      15              9.79                45             16.20
      16             10.18                46             14.76
      17              9.93                47             15.51
      18             10.38                48             15.35
      19             10.05                49             15.86
      20             10.05                50             15.35
      21             11.13                51             15.35
      22             10.36                52             15.99
      23             11.30                53             15.71
      24             11.74                54             16.58
      25             12.13                55             16.05
      26             11.74                56             16.05
      27             11.74                57             17.77
      28             12.32                58             16.05
      29             12.25                59             16.58
      30             13.13                60             16.05

*Assumes both 1 month LIBOR and 6 month LIBOR are 20.00%.

Sensitivity Analysis - To Maturity

Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      200.0%       250.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%

CLASS A-1
---------
Avg. Life (yrs)               1.64        1.22        0.99         0.90        0.75        0.63         0.55
Mod. Dur. (yrs)               1.53        1.15        0.94         0.86        0.72        0.61         0.53
Window (mo)                  1 - 39      1 - 28      1 - 22       1 - 19      1 - 15      1 - 12       1 - 10
Expected Final Mat.         09/25/04    10/25/03    04/25/03     01/25/03    09/25/02    06/25/02     04/25/02
Yield at 99.9920             4.791       4.721        4.660       4.627       4.557        4.470       4.394

CLASS A-2
---------
Avg. Life (yrs)               4.24        2.93        2.26         2.00        1.58        1.23         1.03
Mod. Dur. (yrs)               3.69        2.64        2.08         1.85        1.48        1.17         0.98
Window (mo)                 39 - 63     28 - 43      22 - 32     19 - 28     15 - 22      12 - 17     10 - 14
Expected Final Mat.         09/25/06    01/25/05    02/25/04     10/25/03    04/25/03    11/25/02     08/25/02
Yield at 99.9845             5.458       5.421        5.385       5.364       5.317        5.253       5.195

CLASS A-3
---------
Avg. Life (yrs)               7.39        4.72        3.49         3.00        2.24        1.70         1.37
Mod. Dur. (yrs)               5.79        4.00        3.07         2.68        2.05        1.58         1.29
Window (mo)                 63 - 129    43 - 77      32 - 55     28 - 47     22 - 31      17 - 23     14 - 19
Expected Final Mat.         03/25/12    11/25/07    01/25/06     05/25/05    01/25/04    05/25/03     01/25/03
Yield at 99.9874             5.928       5.898        5.869       5.851       5.807        5.752       5.696

CLASS A-4
---------
Avg. Life (yrs)              13.10        8.90        6.10         5.03        3.24        2.21         1.75
Mod. Dur. (yrs)               8.54        6.53        4.87         4.16        2.83        2.00         1.61
Window (mo)                129 - 178    77 - 131    55 - 100     47 - 78     31 - 53      23 - 29     19 - 23
Expected Final Mat.         04/25/16    05/25/12    10/25/09     12/25/07    11/25/05    11/25/03     05/25/03
Yield at 99.9702             6.603       6.588        6.567       6.553       6.507        6.447       6.397

CLASS A-5
---------
Avg. Life (yrs)              16.20       12.21        9.54         8.19        5.58        2.65         2.07
Mod. Dur. (yrs)               9.43        7.98        6.76         6.04        4.47        2.35         1.88
Window (mo)                178 - 216   131 - 163    100 - 130    78 - 115    53 - 91      29 - 34     23 - 27
Expected Final Mat.         06/25/19    01/25/15    04/25/12     01/25/11    01/25/09    04/25/04     09/25/03
Yield at 99.9773             7.109       7.129        7.134       7.127       7.068        6.904       6.857

Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      200.0%       250.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%

CLASS A-6 (NAS)
---------------
Avg. Life (yrs)               7.97        7.17        6.59         6.36        5.89        3.89         2.49
Mod. Dur. (yrs)               5.90        5.48        5.15         5.01        4.73        3.33         2.23
Window (mo)                 37 - 214    37 - 161    37 - 128     39 - 113    45 - 89      34 - 58     27 - 33
Expected Final Mat.         04/25/19    11/25/14    02/25/12     11/25/10    11/25/08    04/25/06     03/25/04
Yield at 99.9741             6.621       6.616        6.611       6.609       6.604        6.567       6.506

CLASS A-7
---------
Avg. Life (yrs)               6.53        4.50        3.36         2.87        2.18        1.48         1.07
Window (mo)                 1 - 216     1 - 163      1 - 130     1 - 115      1 - 91      1 - 58       1 - 34
Expected Final Mat.         06/25/19    01/25/15    04/25/12     01/25/11    01/25/09    04/25/06     04/25/04

CLASS M-1
---------
Avg. Life (yrs)              12.71        9.26        7.19         6.30        5.11        5.34         3.12
Mod. Dur. (yrs)               7.84        6.35        5.28         4.78        4.08        4.30         2.72
Window (mo)                 72 - 232    50 - 176    38 - 142     37 - 126    40 - 100     45 - 77     34 - 41
Expected Final Mat.         10/25/20    02/25/16    04/25/13     12/25/11    10/25/09    11/25/07     11/25/04
Yield at 99.9922             7.182       7.186        7.184       7.180       7.165        7.255       7.101

CLASS M-2
---------
Avg. Life (yrs)              12.78        9.53        7.50         6.59        5.24        4.40         3.76
Mod. Dur. (yrs)               7.63        6.31        5.31         4.83        4.08        3.59         3.17
Window (mo)                 72 - 243    50 - 183    38 - 153     37 - 136    38 - 109     40 - 84     41 - 49
Expected Final Mat.         09/25/21    09/25/16    03/25/14     10/25/12    07/25/10    06/25/08     07/25/05
Yield at 99.9707             7.631       7.642        7.645       7.643       7.628        7.619       7.642

CLASS B
-------
Avg. Life (yrs)              12.76        9.81        7.82         6.86        5.40        4.34         4.63
Mod. Dur. (yrs)               7.40        6.23        5.32         4.84        4.08        3.47         3.73
Window (mo)                 72 - 252    50 - 195    38 - 164     37 - 147    37 - 118     38 - 92     49 - 63
Expected Final Mat.         06/25/22    09/25/17    02/25/15     09/25/13    04/25/11    02/25/09     09/25/06
Yield at 99.9951             8.135       8.152        8.157       8.154       8.139        8.111       8.225

Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      200.0%       250.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%

CLASS A-4
---------
Avg Life (yrs)               12.43        8.39        5.91         5.00        3.24        2.21         1.75
Duration (yrs)                8.28        6.27        4.76         4.14        2.83        2.00         1.61
Window (mo)                129 - 154    77 - 109     55 - 83     47 - 72     31 - 53      23 - 29     19 - 23
Expected Final Maturity     04/25/14    07/25/10    05/25/08     06/25/07    11/25/05    11/25/03     05/25/03
Yield at 99.9702             6.601       6.585        6.565       6.552       6.507        6.447       6.397

CLASS A-5
---------
Avg Life (yrs)               12.86        9.11        6.94         6.03        4.60        2.65         2.07
Duration (yrs)                8.25        6.55        5.35         4.78        3.82        2.35         1.88
Window (mo)                   154         109          83           72       53 - 55      29 - 34     23 - 27
Expected Final Maturity     04/25/14    07/25/10    05/25/08     06/25/07    01/25/06    04/25/04     09/25/03
Yield at 99.9773             7.039       7.025        7.010       7.000       6.977        6.904       6.857

CLASS A-6 (NAS)
---------------
Avg. Life (yrs)               7.90        6.99        6.11         5.57        4.56        3.24         2.47
Mod. Dur. (yrs)               5.88        5.38        4.87         4.52        3.83        2.83         2.22
Window (mo)                 37 - 154    37 - 109     37 - 83     39 - 72     45 - 55      34 - 40     27 - 31
Expected Final Mat.         04/25/14    07/25/10    05/25/08     06/25/07    01/25/06    10/25/04     01/25/04
Yield at 99.9741             6.621       6.615        6.606       6.600       6.583        6.546       6.505

CLASS A-7
---------
Avg. Life (yrs)               6.14        4.18        3.12         2.65        2.02        1.36         1.05
Window (mo)                 1 - 154     1 - 109      1 - 83       1 - 72      1 - 55      1 - 40       1 - 31
Expected Final Mat.         04/25/14    07/25/10    05/25/08     06/25/07    01/25/06    10/25/04     01/25/04

CLASS M-1
---------
Avg. Life (yrs)              10.54        7.43        5.66         4.94        4.05        3.36         2.61
Mod. Dur. (yrs)               7.12        5.55        4.49         4.02        3.41        2.91         2.32
Window (mo)                 72 - 154    50 - 109     38 - 83     37 - 72     40 - 55        40           31
Expected Final Mat.         04/25/14    07/25/10    05/25/08     06/25/07    01/25/06    10/25/04     01/25/04
Yield at 99.9922             7.130       7.112        7.092       7.080       7.060        7.036       6.995

Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      200.0%       250.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%

CLASS M-2
---------
Avg. Life (yrs)              10.54        7.43        5.66         4.93        3.97        3.36         2.61
Mod. Dur. (yrs)               6.96        5.46        4.43         3.96        3.32        2.88         2.30
Window (mo)                 72 - 154    50 - 109     38 - 83     37 - 72     38 - 55        40           31
Expected Final Mat.         04/25/14    07/25/10    05/25/08     06/25/07    01/25/06    10/25/04     01/25/04
Yield at 99.9707             7.581       7.563        7.542       7.530       7.507        7.485       7.444

CLASS B
-------
Avg. Life (yrs)              10.54        7.43        5.66         4.93        3.93        3.31         2.61
Mod. Dur. (yrs)               6.79        5.35        4.36         3.91        3.25        2.81         2.28
Window (mo)                 72 - 154    50 - 109     38 - 83     37 - 72     37 - 55      38 - 40        31
Expected Final Mat.         04/25/14    07/25/10    05/25/08     06/25/07    01/25/06    10/25/04     01/25/04
Yield at 99.9951             8.088       8.067        8.044       8.030       8.003        7.977       7.933

Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

                                                           COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
-------------------------------------------------- ---------------------------- ------------------------------
TOTAL NUMBER OF LOANS                                                   4,689
TOTAL OUTSTANDING LOAN BALANCE                                $318,601,182.54
AVERAGE LOAN PRINCIPAL BALANCE                                     $67,946.51      $1,841.42 to $500,000.00
WA COUPON                                                             10.754%              6.050% to 16.600%
WA ORIGINAL TERM (MO.)                                             302 Months               60 to 360 Months
WA REMAINING TERM (MO.)                                            301 Months                7 to 360 Months
WA CLTV                                                                78.79%               9.14% to 100.00%
WA SECOND MORTGAGE RATIO                                               29.87%                5.26% to 87.25%
(FOR 2ND LIENS ONLY)
LIEN POSITION (FIRST/SECOND)                                   93.34% / 6.66%
LEVEL PAY / BALLOONS                                          87.89% / 12.11%
PROPERTY TYPE
        SINGLE FAMILY                                                  89.18%
        PUD                                                             6.71%
        CONDO                                                           1.34%
        MANUFACTURED HOUSING                                            1.09%
        TWO TO FOUR FAMILY                                              0.85%
        TOWNHOUSE                                                       0.83%
OCCUPANCY STATUS
        PRIMARY HOME                                                   97.33%
        INVESTMENT                                                      2.25%
        SECOND HOME                                                     0.43%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than             TX:        13.69%
5% of pool balance                                          MI:         5.81%
                                                            FL:         5.64%
                                                            TN:         5.33%

Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------------
                                  STATISTICAL CALCULATION DATE PRINCIPAL BALANCES
------------------------------------------------------------------------------------------------------------------
($)                                  MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                      DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
0.01 - 5,000.00                             10                    35,760.00                     0.01
5,000.01 - 10,000.00                        23                   205,952.22                     0.06
10,000.01 - 15,000.00                      108                 1,385,854.42                     0.43
15,000.01 - 20,000.00                      174                 3,123,304.64                     0.98
20,000.01 - 25,000.00                      240                 5,503,234.22                     1.73
25,000.01 - 30,000.00                      313                 8,668,038.20                     2.72
30,000.01 - 35,000.00                      278                 9,075,399.71                     2.85
35,000.01 - 40,000.00                      310                11,716,214.11                     3.68
40,000.01 - 45,000.00                      291                12,439,037.48                     3.90
45,000.01 - 50,000.00                      279                13,343,293.62                     4.19
50,000.01 - 55,000.00                      276                14,530,916.73                     4.56
55,000.01 - 60,000.00                      249                14,402,308.18                     4.52
60,000.01 - 65,000.00                      258                16,184,946.96                     5.08
65,000.01 - 70,000.00                      191                12,934,044.45                     4.06
70,000.01 - 75,000.00                      181                13,133,797.50                     4.12
75,000.01 - 80,000.00                      170                13,218,949.91                     4.15
80,000.01 - 85,000.00                      135                11,158,272.84                     3.50
85,000.01 - 90,000.00                      136                11,940,668.76                     3.75
90,000.01 - 95,000.00                      109                10,088,195.14                     3.17
95,000.01 - 100,000.00                     114                11,143,810.43                     3.50
100,000.01 - 105,000.00                     78                 8,018,268.93                     2.52
105,000.01 - 110,000.00                     91                 9,794,430.30                     3.07
110,000.01 - 115,000.00                     73                 8,219,636.78                     2.58
115,000.01 - 120,000.00                     65                 7,636,178.63                     2.40
120,000.01 - 125,000.00                     64                 7,842,532.22                     2.46
125,000.01 - 130,000.00                     60                 7,657,490.90                     2.40
130,000.01 - 135,000.00                     38                 5,027,734.44                     1.58
135,000.01 - 140,000.00                     45                 6,185,995.15                     1.94
140,000.01 - 145,000.00                     33                 4,711,598.44                     1.48
145,000.01 - 150,000.00                     32                 4,743,418.48                     1.49
150,000.01 - 200,000.00                    160                27,437,199.92                     8.61
200,000.01 - 250,000.00                     66                14,676,311.17                     4.61
250,000.01 - 300,000.00                     21                 5,717,690.88                     1.79
300,000.01 - 350,000.00                      8                 2,577,463.53                     0.81
350,000.01 - 400,000.00                      5                 1,871,904.44                     0.59
400,000.01 - 450,000.00                      3                 1,251,930.55                     0.39
450,000.01 - 500,000.00                      2                   999,398.26                     0.31
TOTAL:                                   4,689               318,601,182.54                   100.00
-----------------------------------------------------------------------------------------------------------

Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

--------------------------------------------------------------------------------------------------------------
                                              LOAN RATES
--------------------------------------------------------------------------------------------------------------
(%)                              MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                  DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------
6.001 - 6.500                             17                 1,983,744.77                     0.62
6.501 - 7.000                             33                 3,281,833.97                     1.03
7.001 - 7.500                             45                 4,679,044.61                     1.47
7.501 - 8.000                            122                12,301,477.04                     3.86
8.001 - 8.500                            147                13,742,486.49                     4.31
8.501 - 9.000                            294                27,486,456.79                     8.63
9.001 - 9.500                            253                22,602,081.76                     7.09
9.501 - 10.000                           473                37,496,623.40                    11.77
10.001 - 10.500                          310                24,465,483.18                     7.68
10.501 - 11.000                          523                39,649,638.48                    12.44
11.001 - 11.500                          357                23,435,118.18                     7.36
11.501 - 12.000                          521                30,882,609.10                     9.69
12.001 - 12.500                          402                21,969,045.69                     6.90
12.501 - 13.000                          451                23,820,225.83                     7.48
13.001 - 13.500                          262                11,721,337.46                     3.68
13.501 - 14.000                          287                11,418,224.13                     3.58
14.001 - 14.500                          127                 4,746,867.77                     1.49
14.501 - 15.000                           45                 2,083,120.86                     0.65
15.001 - 15.500                           13                   657,058.58                     0.21
15.501 - 16.000                            2                    75,696.73                     0.02
16.001 - 16.500                            4                    80,987.72                     0.03
16.501 - 17.000                            1                    22,020.00                     0.01
TOTAL:                                 4,689               318,601,182.54                   100.00

---------------------------------------------------------------------------------------------------
                                            LIEN POSITION
---------------------------------------------------------------------------------------------------
LIEN POSITION                    MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                  DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------
1st lien                               4,032               297,379,987.53                    93.34
2nd lien                                 657                21,221,195.01                     6.66
TOTAL:                                 4,689               318,601,182.54                   100.00

Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------
                                 ORIGINAL TERM TO STATED MATURITY
------------------------------------------------------------------------------------------------------------
(MONTHS)                       MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------
1 - 60                                  37                726,673.10                     0.23
61 - 120                               249              8,422,941.02                     2.64
121 - 180                            1,287             71,440,055.66                    22.42
181 - 240                              446             25,337,004.39                     7.95
241 - 300                               46              3,118,058.51                     0.98
301 - 360                            2,624            209,556,449.86                    65.77
TOTAL:                               4,689            318,601,182.54                   100.00

------------------------------------------------------------------------------------------------------------
                                REMAINING TERM TO STATED MATURITY
------------------------------------------------------------------------------------------------------------
(MONTHS)                       MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------
1 - 60                                37                   726,673.10                     0.23
61 - 120                             249                 8,422,941.02                     2.64
121 - 180                          1,287                71,440,055.66                    22.42
181 - 240                            446                25,337,004.39                     7.95
241 - 300                             46                 3,118,058.51                     0.98
301 - 360                          2,624               209,556,449.86                    65.77
TOTAL:                             4,689               318,601,182.54                   100.00

------------------------------------------------------------------------------------------------------------
                                            SEASONING
------------------------------------------------------------------------------------------------------------
(MONTHS)                       MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------
0                                   1,569               107,133,793.61                    33.63
1-6                                 3,068               209,579,872.60                    65.78
7-12                                   25                 1,107,758.06                     0.35
13 - 18                                11                   316,532.10                     0.10
19 - 24                                 7                   184,505.49                     0.06
25 - 30                                 1                     6,338.40                     0.00
49 - 54                                 4                   160,321.89                     0.05
55 - 60                                 4                   112,060.39                     0.04
TOTAL:                              4,689               318,601,182.54                   100.00

Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------------------------
                               ORIGINAL COMBINED LOAN-TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------------
(%)                             MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
<=20.00                                 31                   671,053.02                   0.21
20.01 - 25.00                           24                   748,046.39                   0.23
25.01 - 30.00                           40                 1,501,675.00                   0.47
30.01 - 35.00                           34                 1,260,204.52                   0.40
35.01 - 40.00                           55                 2,064,928.32                   0.65
40.01 - 45.00                           56                 2,158,094.25                   0.68
45.01 - 50.00                           95                 3,649,288.59                   1.15
50.01 - 55.00                          106                 5,327,665.36                   1.67
55.01 - 60.00                          153                 8,698,611.49                   2.73
60.01 - 65.00                          202                12,502,170.27                   3.92
65.01 - 70.00                          299                18,148,291.23                   5.70
70.01 - 75.00                          443                28,420,716.88                   8.92
75.01 - 80.00                        1,244                90,816,366.62                  28.50
80.01 - 85.00                          731                52,962,774.63                  16.62
85.01 - 90.00                          770                68,718,722.79                  21.57
90.01 - 95.00                          186                12,523,988.07                   3.93
95.01 - 100.00                         220                 8,428,585.11                   2.65
TOTAL:                               4,689               318,601,182.54                 100.00

-------------------------------------------------------------------------------------------------------------
                                           OCCUPANCY TYPE
-------------------------------------------------------------------------------------------------------------
                                MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
Primary Home                        4,509               310,085,347.36                    97.33
Investment                            155                 7,152,723.78                     2.25
Second Home                            25                 1,363,111.40                     0.43
TOTAL:                              4,689               318,601,182.54                   100.00

-------------------------------------------------------------------------------------------------------------
                                            PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------
                                MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
Single Family                       4,270               284,116,413.17                  89.18
PUD                                   208                21,367,664.86                   6.71
Condo                                  66                 4,270,270.85                   1.34
Manufactured Housing                   54                 3,478,251.43                   1.09
2-4 Family                             49                 2,720,495.20                   0.85
Townhouse                              42                 2,648,087.03                   0.83
TOTAL:                              4,689               318,601,182.54                 100.00

Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------
                                           STATES
---------------------------------------------------------------------------------------------------------
                            MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                             DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
AR                                82                 4,200,075.25                     1.32
AZ                               100                 7,958,193.87                     2.50
CA                                92                 7,682,414.24                     2.41
CO                               106                10,890,847.25                     3.42
CT                                36                 3,549,886.80                     1.11
DC                                 4                   392,639.67                     0.12
DE                                11                   631,553.48                     0.20
FL                               243                17,980,703.18                     5.64
GA                               179                13,811,145.34                     4.33
IA                                57                 3,055,124.91                     0.96
ID                                16                 1,327,346.82                     0.42
IL                               109                 6,860,998.61                     2.15
IN                                81                 4,609,044.26                     1.45
KS                               106                 5,870,698.83                     1.84
KY                                62                 3,995,867.56                     1.25
LA                               222                12,614,990.24                     3.96
MA                                36                 2,524,538.44                     0.79
MD                                28                 2,465,973.76                     0.77
ME                                25                 1,828,591.68                     0.57
MI                               269                18,508,031.52                     5.81
MN                                66                 4,849,144.39                     1.52
MO                               225                13,209,594.66                     4.15
MS                               107                 6,366,279.07                     2.00
MT                                 7                   300,581.66                     0.09
NC                               145                10,702,335.00                     3.36
ND                                 2                    81,505.66                     0.03
NE                                51                 2,495,790.78                     0.78
NH                                20                 1,867,605.73                     0.59
NJ                                88                 8,343,420.26                     2.62
NM                                44                 3,038,099.95                     0.95
NV                                22                 1,901,581.04                     0.60
NY                               104                 8,830,245.28                     2.77
OH                               184                13,411,899.27                     4.21
OK                               135                 7,008,966.38                     2.20
OR                                27                 2,643,850.00                     0.83
PA                               211                12,065,316.51                     3.79
RI                                 6                   632,509.77                     0.20
SC                                87                 6,109,845.73                     1.92
TN                               230                16,988,982.61                     5.33
TX                               758                43,612,582.27                    13.69
UT                                26                 2,004,802.58                     0.63
VA                                68                 5,994,200.50                     1.88
VT                                 1                    44,016.38                     0.01
WA                               100                 8,746,508.56                     2.75
WI                                82                 4,744,208.13                     1.49
WV                                18                 1,061,611.03                     0.33
WY                                11                   787,033.63                     0.25
TOTAL:                         4,689               318,601,182.54                   100.00

---------------------------------------------------------------------------------------------------------------
                                           DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------
                                  MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                   DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------
Full                                   4,229               281,044,086.01                88.21
No Income Verification                   295                22,440,716.73                 7.04
Limited                                  165                15,116,379.80                 4.74
TOTAL:                                 4,689               318,601,182.54               100.00

---------------------------------------------------------------------------------------------------------------
                                              CREDIT GRADE
---------------------------------------------------------------------------------------------------------------
                                  MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                   DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------
A+                                      347                27,927,388.02                  8.77
A1                                    1,334               104,754,293.32                 32.88
A2                                    1,357                90,779,706.91                 28.49
B                                       737                46,666,963.19                 14.65
C1                                      622                32,682,813.71                 10.26
C2                                      200                10,820,237.01                  3.40
D                                        92                 4,969,780.38                  1.56
TOTAL:                                4,689               318,601,182.54                100.00

Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------------
                                   PREPAYMENT PENALTY TERM
----------------------------------------------------------------------------------------------------------
(MONTHS)                     MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                              DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------
0                              1,722                96,949,164.63                   30.43
12                               134                13,517,163.82                    4.24
24                                72                 7,572,499.64                    2.38
30                                12                 1,017,021.39                    0.32
36                               348                26,401,089.88                    8.29
42                                 5                   603,675.46                    0.19
48                                 1                   264,239.14                    0.08
60                             2,395               172,276,328.58                   54.07
TOTAL:                         4,689               318,601,182.54                  100.00

----------------------------------------------------------------------------------------------------------
                                    SECOND MORTGAGE RATIO
----------------------------------------------------------------------------------------------------------
(MONTHS)                     MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                              DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------
5.01 - 10.00                      38                   504,476.52                      2.38
10.01 - 15.00                     68                 1,396,055.41                      6.58
15.01 - 20.00                    214                 5,402,529.59                     25.46
20.01 - 25.00                    104                 3,256,120.33                     15.34
25.01 - 30.00                     62                 2,262,862.42                     10.66
30.01 - 35.00                     48                 1,812,066.26                      8.54
35.01 - 40.00                     40                 2,380,448.28                     11.22
40.01 - 45.00                     22                 1,250,105.83                      5.89
45.01 - 50.00                     12                   693,804.59                      3.27
50.01 - 55.00                     15                   612,584.53                      2.89
55.01 - 60.00                      7                   294,930.76                      1.39
60.01 - 65.00                     10                   627,959.01                      2.96
65.01 - 70.00                      8                   389,228.64                      1.83
70.01 - 75.00                      2                    47,582.42                      0.22
75.01 - 80.00                      4                   225,384.62                      1.06
85.01 - 90.00                      3                    65,055.80                      0.31
TOTAL:                           657                21,221,195.01                    100.00

Group I Collateral Summary

Collateral statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------
                                     AMORTIZATION TYPE
---------------------------------------------------------------------------------------------------------
TYPE                        MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                             DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
Level Pay                         4,183               280,022,735.81                87.89
Balloons                            506                38,578,446.73                12.11
TOTAL:                            4,689               318,601,182.54               100.00
---------------------------------------------------------------------------------------------------------

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

-------------------------------------------- ----------------------------- ------------------------------
                                                       COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
-------------------------------------------- ----------------------------- ------------------------------
TOTAL NUMBER OF LOANS                                                 354
TOTAL OUTSTANDING LOAN BALANCE                             $42,608,708.29
AVERAGE LOAN PRINCIPAL BALANCE                                $120,363.58       $18,468.58 to $600,800.00
WA COUPON                                                         10.093%              7.200% to 13.600%
ARM CHARACTERISTICS
        MARGIN                                                      6.62%                3.89% to 10.80%
        FIRST PERIODIC CAP                                          1.74%                 1.00% to 3.00%
        SUBSEQUENT PERIODIC CAP                                     1.00%
        LIFETIME CAP                                               17.08%               14.20% to 20.60%
        LIFETIME FLOOR                                            10.093%              7.200% to 13.600%
WA ORIGINAL TERM (MO.)                                         358 Months              180 to 360 Months
WA REMAINING TERM (MO.)                                        357 Months              179 to 360 Months
WA ORIGINAL LTV                                                    82.64%               23.15% to 97.94%
LOAN TYPE
        6 MO LI ARM                                                26.36%
        2 YR FIXED, 6 MO LI ARM                                    73.64%
PROPERTY TYPE
        SINGLE FAMILY                                              84.20%
        PUD                                                        10.50%
        CONDO                                                       3.30%
        TWO TO FOUR FAMILY                                          1.04%
        MANUFACTURED HOUSING                                        0.53%
        TOWNHOUSE                                                   0.43%
OCCUPANCY STATUS
        PRIMARY HOME                                               97.33%
        INVESTMENT                                                  1.50%
        SECOND HOME                                                 1.17%
-------------------------------------------- ----------------------------- ------------------------------

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

------------------------------------------------- ------------------------- ---------------------------
                                                        COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
------------------------------------------------- ------------------------- ---------------------------
GEOGRAPHIC DISTRIBUTION
other states account individually for less than          CA:        39.17%
5% of pool balance                                       WA:         7.07%
                                                         WI:         7.02%
------------------------------------------------- ----------- ------------- ----------- ---------------

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

-----------------------------------------------------------------------------------------------------------------
                              STATISTICAL CALCULATION DATE PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------------------------------
($)                              MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                  DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------
15,000.01 - 20,000.00                   1                    18,468.58                    0.04
20,000.01 - 25,000.00                   3                    65,040.75                    0.15
25,000.01 - 30,000.00                   3                    82,463.72                    0.19
30,000.01 - 35,000.00                   9                   294,823.95                    0.69
35,000.01 - 40,000.00                   8                   303,419.18                    0.71
40,000.01 - 45,000.00                   8                   349,345.73                    0.82
45,000.01 - 50,000.00                   9                   431,546.15                    1.01
50,000.01 - 55,000.00                  17                   885,765.50                    2.08
55,000.01 - 60,000.00                  13                   748,550.83                    1.76
60,000.01 - 65,000.00                  18                 1,119,334.75                    2.63
65,000.01 - 70,000.00                  11                   740,868.08                    1.74
70,000.01 - 75,000.00                  14                 1,014,874.60                    2.38
75,000.01 - 80,000.00                  19                 1,480,035.35                    3.47
80,000.01 - 85,000.00                  11                   900,836.84                    2.11
85,000.01 - 90,000.00                   8                   703,175.66                    1.65
90,000.01 - 95,000.00                   8                   734,940.67                    1.72
95,000.01 - 100,000.00                 10                   971,838.24                    2.28
100,000.01 - 105,000.00                 8                   818,667.49                    1.92
105,000.01 - 110,000.00                13                 1,399,398.54                    3.28
110,000.01 - 115,000.00                11                 1,234,248.81                    2.90
115,000.01 - 120,000.00                12                 1,419,620.26                    3.33
120,000.01 - 125,000.00                 9                 1,104,617.22                    2.59
125,000.01 - 130,000.00                 5                   636,965.52                    1.49
130,000.01 - 135,000.00                 4                   529,415.75                    1.24
135,000.01 - 140,000.00                 9                 1,236,609.94                    2.90
140,000.01 - 145,000.00                 2                   288,500.00                    0.68
145,000.01 - 150,000.00                10                 1,471,172.57                    3.45
150,000.01 - 200,000.00                50                 8,785,373.99                   20.62
200,000.01 - 250,000.00                36                 7,969,976.21                   18.71
250,000.01 - 300,000.00                 7                 1,914,828.91                    4.49
300,000.01 - 350,000.00                 5                 1,579,184.50                    3.71
350,000.01 - 400,000.00                 2                   774,000.00                    1.82
600,000.01 - 650,000.00                 1                   600,800.00                    1.41
TOTAL:                                354                42,608,708.29                  100.00

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------------
                                          LOAN RATES
----------------------------------------------------------------------------------------------------------
(%)                          MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                              DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------
7.001 - 7.500                     3                   637,795.73                    1.50
7.501 - 8.000                    14                 1,954,885.32                    4.59
8.001 - 8.500                    21                 3,231,645.35                    7.58
8.501 - 9.000                    40                 6,181,293.22                   14.51
9.001 - 9.500                    36                 4,340,545.96                   10.19
9.501 - 10.000                   64                 8,735,998.39                   20.50
10.001 - 10.500                  25                 3,366,274.40                    7.90
10.501 - 11.000                  45                 4,646,389.18                   10.90
11.001 - 11.500                  24                 2,102,187.52                    4.93
11.501 - 12.000                  34                 3,568,430.02                    8.37
12.001 - 12.500                  16                 1,526,784.12                    3.58
12.501 - 13.000                  21                 1,604,665.99                    3.77
13.001 - 13.500                   8                   532,671.82                    1.25
13.501 - 14.000                   3                   179,141.27                    0.42
TOTAL:                          354                42,608,708.29                  100.00

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

---------------------------------------------------------------------------------------------------------
                              ORIGINAL TERM TO STATED MATURITY
---------------------------------------------------------------------------------------------------------
(MONTHS)                    MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                             DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
121 - 180                           2                   119,661.02                    0.28
181 - 240                           5                   489,460.19                    1.15
301 - 360                         347                41,999,587.08                   98.57
TOTAL:                            354                42,608,708.29                  100.00

---------------------------------------------------------------------------------------------------------
                             REMAINING TERM TO STATED MATURITY
---------------------------------------------------------------------------------------------------------
(MONTHS)                    MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                             DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
121 - 180                           2                   119,661.02                    0.28
181 - 240                           5                   489,460.19                    1.15
301 - 360                         347                41,999,587.08                   98.57
TOTAL:                            354                42,608,708.29                  100.00

---------------------------------------------------------------------------------------------------------
                                         SEASONING
---------------------------------------------------------------------------------------------------------
(MONTHS)                    MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                             DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
0                                 172                20,353,695.68                    47.77
1- 6                              181                22,132,867.01                    51.94
7 - 12                              1                   122,145.60                     0.29
TOTAL:                            354                42,608,708.29                   100.00

---------------------------------------------------------------------------------------------------------
                                         LOAN TYPE
---------------------------------------------------------------------------------------------------------
                            MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                             DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------
2/28 ARM (Libor)                  245                31,378,725.20                     73.64
6 Month Libor ARM                 109                11,229,983.09                     26.36
TOTAL:                            354                42,608,708.29                    100.00

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------------------------
                                    ORIGINAL LOAN-TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------------
(%)                             MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
20.01 - 25.00                          1                    41,654.07                     0.10
35.01 - 40.00                          1                    96,500.00                     0.23
40.01 - 45.00                          1                    21,378.04                     0.05
45.01 - 50.00                          3                   186,433.47                     0.44
50.01 - 55.00                          3                   169,168.58                     0.40
55.01 - 60.00                          4                   418,315.78                     0.98
60.01 - 65.00                          5                   283,962.46                     0.67
65.01 - 70.00                          9                   863,469.42                     2.03
70.01 - 75.00                         21                 1,960,335.29                     4.60
75.01 - 80.00                        120                15,712,084.99                    36.88
80.01 - 85.00                         69                 8,382,673.19                    19.67
85.01 - 90.00                         86                11,763,747.98                    27.61
90.01 - 95.00                         24                 2,100,609.06                     4.93
95.01 - 100.00                         7                   608,375.96                     1.43
TOTAL:                               354                42,608,708.29                   100.00

-------------------------------------------------------------------------------------------------------------
                                           OCCUPANCY TYPE
-------------------------------------------------------------------------------------------------------------
                                MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
Primary Home                         343                41,472,097.13                   97.33
Investment                             5                   637,826.15                    1.50
Second Home                            6                   498,785.01                    1.17
TOTAL:                               354                42,608,708.29                  100.00

-------------------------------------------------------------------------------------------------------------
                                            PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------
                                MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
Single Family                         317                35,875,316.59                   84.20
PUD                                    21                 4,474,901.70                   10.50
Condo                                   9                 1,407,392.51                    3.30
2-4 Family                              2                   441,750.00                    1.04
Manufactured Housing                    3                   226,306.77                    0.53
Townhouse                               2                   183,040.72                    0.43
TOTAL:                                354                42,608,708.29                  100.00

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

-------------------------------------------------------------------------------------------------------------
                                               STATES
-------------------------------------------------------------------------------------------------------------
                                MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
AR                                      3                   515,425.00                     1.21
AZ                                     21                 1,641,452.41                     3.85
CA                                     94                16,689,228.93                    39.17
CO                                      9                 1,421,518.09                     3.34
CT                                      2                   324,836.65                     0.76
FL                                     10                   898,383.09                     2.11
GA                                     14                 1,757,594.05                     4.12
IA                                      2                    58,468.58                     0.14
IL                                     11                 1,041,562.18                     2.44
KY                                      3                   253,390.71                     0.59
LA                                      1                   136,833.00                     0.32
MA                                      1                   135,397.00                     0.32
MD                                      2                   150,058.71                     0.35
ME                                      1                    68,710.00                     0.16
MI                                     17                 1,568,772.51                     3.68
MN                                      2                   385,535.86                     0.90
MO                                      8                   545,833.40                     1.28
MS                                      2                   126,550.00                     0.30
NC                                     11                   849,869.22                     1.99
NH                                      1                   130,500.00                     0.31
NJ                                      5                   707,083.70                     1.66
NM                                      3                   263,679.14                     0.62
NV                                      1                   159,059.83                     0.37
NY                                      7                   825,145.62                     1.94
OH                                     11                   879,581.42                     2.06
OK                                      3                   283,400.00                     0.67
OR                                      2                   304,250.55                     0.71
PA                                     11                   476,548.36                     1.12
RI                                      1                    27,920.00                     0.07
SC                                      2                   155,422.41                     0.36
SD                                      1                    71,000.00                     0.17
TN                                     13                   945,345.14                     2.22
TX                                     15                 1,982,276.56                     4.65
UT                                      1                   107,914.62                     0.25
VA                                      1                   342,000.00                     0.80
WA                                     21                 3,014,042.98                     7.07
WI                                     35                 2,990,996.45                     7.02
WV                                      6                   373,122.12                     0.88
TOTAL:                                354                42,608,708.29                   100.00

-------------------------------------------------------------------------------------------------------------
                                         DOCUMENTATION TYPE
-------------------------------------------------------------------------------------------------------------
                                MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
Full                                  322                38,278,999.86                    89.84
No Income Verification                 20                 2,542,627.27                     5.97
Limited                                12                 1,787,081.16                     4.19
TOTAL:                                354                42,608,708.29                   100.00

-------------------------------------------------------------------------------------------------------------
                                            CREDIT GRADE
-------------------------------------------------------------------------------------------------------------
                                MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                 DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
A+                                    10                 1,209,582.32                    2.84
A1                                    86                12,006,472.71                   28.18
A2                                   129                16,825,405.88                   39.49
B                                     54                 5,147,763.08                   12.08
C1                                    62                 6,134,119.44                   14.40
C2                                    13                 1,285,364.86                    3.02
TOTAL:                               354                42,608,708.29                  100.00

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

----------------------------------------------------------------------------------------------------------------
                                                  MARGIN
----------------------------------------------------------------------------------------------------------------
(%)                                MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                    DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
3.501 - 4.000                              5                   677,565.05                    1.59
4.001 - 4.500                             15                 2,561,204.89                    6.01
4.501 - 5.000                             23                 3,189,008.04                    7.48
5.001 - 5.500                             25                 3,362,978.37                    7.89
5.501 - 6.000                             49                 7,150,995.87                   16.78
6.001 - 6.500                             46                 5,921,421.83                   13.90
6.501 - 7.000                             36                 4,598,614.14                   10.79
7.001 - 7.500                             25                 2,780,746.38                    6.53
7.501 - 8.000                             37                 4,374,115.83                   10.27
8.001 - 8.500                             30                 2,511,981.93                    5.90
8.501 - 9.000                             28                 2,602,798.71                    6.11
9.001 - 9.500                             12                   903,291.22                    2.12
9.501 - 10.000                            12                   829,184.03                    1.95
10.001 - 10.500                            4                   389,472.26                    0.91
10.501 - 11.000                            7                   755,329.74                    1.77
TOTAL:                                   354                42,608,708.29                  100.00

----------------------------------------------------------------------------------------------------------------
                                        NEXT RATE ADJUSTMENT DATE
----------------------------------------------------------------------------------------------------------------
                                   MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                    DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
June 2001                                  1                   229,057.01                   0.54
August 2001                                2                   179,575.47                   0.42
September 2001                            17                 2,156,436.50                   5.06
October 2001                              33                 3,551,112.11                   8.33
November 2001                             56                 5,113,802.00                  12.00
October 2002                               1                   122,145.60                   0.29
March 2003                                47                 5,314,719.73                  12.47
April 2003                                84                10,963,940.19                  25.73
May 2003                                 113                14,977,919.68                  35.15
TOTAL:                                   354                42,608,708.29                 100.00

Group II Collateral Summary

Collateral statistics for the adjustable rate home equity loans are listed below as of the Statistical Calculation Date.

------------------------------------------------------------------------------------------------------------
                                       INITIAL PERIODIC CAP
------------------------------------------------------------------------------------------------------------
(%)                            MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------
1.000                                      109                11,229,983.09                           26.36
2.000                                      242                31,106,816.55                           73.01
3.000                                        3                   271,908.65                            0.64
TOTAL:                                     354                42,608,708.29                          100.00
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                           LIFETIME CAP
------------------------------------------------------------------------------------------------------------
(%)                            MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------
14.001 - 14.500                       3                   637,795.73                    1.50
14.501 - 15.000                      14                 1,954,885.32                    4.59
15.001 - 15.500                      21                 3,231,645.35                    7.58
15.501 - 16.000                      42                 6,625,498.57                   15.55
16.001 - 16.500                      37                 4,372,545.96                   10.26
16.501 - 17.000                      62                 8,291,793.04                   19.46
17.001 - 17.500                      24                 3,334,274.40                    7.83
17.501 - 18.000                      45                 4,646,389.18                   10.90
18.001 - 18.500                      23                 2,018,987.52                    4.74
18.501 - 19.000                      34                 3,568,430.02                    8.37
19.001 - 19.500                      17                 1,609,984.12                    3.78
19.501 - 20.000                      21                 1,604,665.99                    3.77
20.001 - 20.500                       8                   532,671.82                    1.25
20.501 - 21.000                       3                   179,141.27                    0.42
TOTAL:                              354                42,608,708.29                  100.00

------------------------------------------------------------------------------------------------------------
                                     PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------
(MONTHS)                       MORTGAGE LOANS    STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
                                                DATE PRINCIPAL BALANCE ($)    DATE POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------
0                                   85                 7,873,444.63                  18.48
12                                   7                 1,042,531.52                   2.45
24                                  23                 3,649,944.22                   8.57
36                                  11                 1,749,735.65                   4.11
48                                   1                   125,379.14                   0.29
60                                 227                28,167,673.13                  66.11
TOTAL:                             354                42,608,708.29                 100.00